EXHIBIT 10.05

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

May 7, 2013

VIA EMAIL

Chris Akhavan

Glu Games Inc.

45 Fremont Street

Suite 2800

San Francisco, CA 94105

Re: Amendment to Tapjoy Publisher Agreement (the “Amendment”)

Dear Chris:

This letter confirms that in connection with that certain Publisher Agreement by and between Glu Games Inc. (“Publisher”) and Tapjoy, Inc. (“Tapjoy”), dated March 1, 2012, as amended as of March 1, 2013 (the “Agreement”), both parties agree to the following terms:

1.	For [*] from the date of this letter [*], Publisher agrees that it [*]. For purposes of clarification [*]. Publisher may [*], at its discretion, via email notice to legal@tapjoy.com, after which [*].

2.	Publisher shall be entitled to [*]% in Transfer Bonus Credits during the Term of the Agreement.

3.	Publisher shall be entitled to a [*] discount of [*]% on advertising placements made by Publisher during the Term of the Agreement.

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Act of 1934, as amended

Capitalized terms not defined in this Amendment shall have the same meanings as set forth in the Agreement. Except as set forth herein, the Agreement shall remain unchanged and in full force and effect. Please sign on the line below to agree to these terms and return the signed copy to my attention by way of email to legal@tapjoy.com no later than seven (7) days from the date hereof.

Yours truly,

TAPJOY, INC.

/s/ Alexis Klemish

Alexis Klemish

General Counsel

Acknowledged and Agreed To:

Glu Games Inc.

By:	/s/ Scott J. Leichtner
Print Name: Scott J. Leichtner Title: VP & General Counsel

Date: May 13, 2013

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.